                                                                    EXHIBIT 99.2
                                                                    SCHEDULE III

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRD
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Operating
Properties:
Woodbridge
Center..........  $  135,701 $     --  $    --  $  142,447  $ --    $ 26,301 $  116,146 $  142,447   $ 19,099        3/71       N/A
 Retail Center
 Woodbridge, NJ
South Street
Seaport.........      52,000      --       --      140,480    --         --     140,480    140,480     22,047        7/83       N/A
 Retail Center
 New York, NY
Arizona Center..     120,847       97      --      137,058    --          97    137,058    137,155     18,889       11/90       N/A
 Mixed-use
 project
 Phoenix, AZ
Pioneer Place...      97,875      --       --      122,055    --         --     122,055    122,055     17,752        3/90       N/A
 Mixed-use
 project
 Portland, OR
Westlake
Center..........      95,351   10,582      --      101,658    --      10,582    101,658    112,240     19,716       10/88       N/A
 Mixed-use
 project
 Seattle, WA
The Gallery at
Harborplace.....     111,694    6,648      --      103,176    --       6,648    103,176    109,824     19,974        9/87       N/A
 Mixed-use
 project
 Baltimore, MD
Owings Mills....      56,016   13,408      --       86,358    --      13,408     86,358     99,766      8,631        7/86       N/A
 Retail Center
 Baltimore, MD
Bayside
Marketplace.....      84,375      --       --       97,662    --         --      97,662     97,662     14,496        4/87       N/A
 Retail Center
 Miami, FL

                               LIFE ON
                                WHICH
                             DEPRECIATION
                              IN LATEST
                                INCOME
                             STATEMENT IS
  DESCRIPTION                 COMPUTED
  -----------                ------------

Operating
Properties:
Woodbridge
Center..........                Note 8
 Retail Center
 Woodbridge, NJ
South Street
Seaport.........                Note 8
 Retail Center
 New York, NY
Arizona Center..                Note 8
 Mixed-use
 project
 Phoenix, AZ
Pioneer Place...                Note 8
 Mixed-use
 project
 Portland, OR
Westlake
Center..........                Note 8
 Mixed-use
 project
 Seattle, WA
The Gallery at
Harborplace.....                Note 8
 Mixed-use
 project
 Baltimore, MD
Owings Mills....                Note 8
 Retail Center
 Baltimore, MD
Bayside
Marketplace.....                Note 8
 Retail Center
 Miami, FL

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Mall St.
Matthews........  $   73,468 $    --   $   --   $   91,599  $ --    $    --  $   91,599 $   91,599   $ 10,495        3/62       N/A
 Retail Center
 Louisville, KY
Paramus Park....      70,353   13,475      --       69,290    --      13,475     69,290     82,765      5,196        3/74       N/A
 Retail Center
 Paramus, NJ
White Marsh.....      58,202    2,627      --       72,887    --       2,627     72,887     75,514     10,649        8/81       N/A
 Retail Center
 Baltimore, MD
Santa Monica
Place...........         --     5,088      --       68,207    --       5,088     68,207     73,295      7,973       10/80       N/A
 Retail Center
 Santa Monica,
 CA
Riverwalk.......      10,252      --       --       72,211    --         --      72,211     72,211     10,400        8/86       N/A
 Retail Center
 New Orleans, LA
Oakwood Center..      55,000   14,750      --       56,888    --      14,750     56,888     71,638      6,117       10/82       N/A
 Retail Center
 Gretna, LA
Faneuil Hall
Marketplace.....      54,871      --       --       71,476    --         --      71,476     71,476      8,619        8/76       N/A
 Retail Center
 Boston, MA
Cherry Hill
Mall............      86,713   14,767      --       56,221    --      14,767     56,221     70,988     15,506       10/61       N/A
 Retail Center
 Cherry Hill, NJ



                      LIFE ON
                       WHICH
                    DEPRECIATION
                     IN LATEST
                       INCOME
                    STATEMENT IS
  DESCRIPTION        COMPUTED
  -----------       ------------


Mall St.
Matthews........       Note 8
 Retail Center
 Louisville, KY
Paramus Park....       Note 8
 Retail Center
 Paramus, NJ
White Marsh.....       Note 8
 Retail Center
 Baltimore, MD
Santa Monica
Place...........       Note 8
 Retail Center
 Santa Monica,
 CA
Riverwalk.......       Note 8
 Retail Center
 New Orleans, LA
Oakwood Center..       Note 8
 Retail Center
 Gretna, LA
Faneuil Hall
Marketplace.....       Note 8
 Retail Center
 Boston, MA
Cherry Hill
Mall............       Note 8
 Retail Center
 Cherry Hill, NJ

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Hulen Mall......  $   66,058 $  5,064  $   --   $   63,953  $ --    $  5,064 $   63,953 $   69,017   $  7,790        8/77       N/A
 Retail Center
 Ft. Worth, TX
St. Louis Union
Station.........         --       --       --       67,093    --         --      67,093     67,093     14,734        8/85       N/A
 Retail Center
 St. Louis, MO
Echelon Mall....      62,000    6,160      --       53,910    --       6,160     53,910     60,070      9,373        9/70       N/A
Retail Center
Voorhees, NJ
The Mall in           47,414    4,788      --       46,663    --       4,788     46,663     51,451      9,591        8/71       N/A
Columbia........
Retail Center
Columbia, MD
Blue Cross &          38,295    1,000      --       44,580    --       1,000     44,580     45,580      6,735        7/89       N/A
Blue Shield
Building I......
Office Building
Baltimore, MD
Harborplace.....      32,891      --       --       44,398    --         --      44,398     44,398      9,931        7/80       N/A
Retail Center
Baltimore, MD
Village of Cross         --     1,083      --       40,189    --       1,083     40,189     41,272     14,305        9/65       N/A
Keys............
Mixed-use
Project
Baltimore, MD
Northwest Mall..      23,426    6,649      --       27,320    --       6,649     27,320     33,969      5,458       10/68       N/A
Retail Center
Houston, TX
The Jacksonville      15,211      --       --       33,401    --         --      33,401     33,401      8,455        6/87       N/A
Landing.........
Retail Center
Jacksonville, FL

                                LIFE ON
                                 WHICH
                              DEPRECIATION
                               IN LATEST
                                 INCOME
                              STATEMENT IS
  DESCRIPTION                   COMPUTED
  -----------                 ------------


Hulen Mall......                 Note 8
 Retail Center
 Ft. Worth, TX
St. Louis Union
Station.........                 Note 8
 Retail Center
 St. Louis, MO
Echelon Mall....                 Note 8
Retail Center
Voorhees, NJ
The Mall in
Columbia........                 Note 8
Retail Center
Columbia, MD
Blue Cross &
Blue Shield
Building I......                 Note 8
Office Building
Baltimore, MD
Harborplace.....                 Note 8
Retail Center
Baltimore, MD
Village of Cross
Keys............                 Note 8
Mixed-use
Project
Baltimore, MD
Northwest Mall..                 Note 8
Retail Center
Houston, TX
The Jacksonville
Landing.........                 Note 8
Retail Center
Jacksonville, FL

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Tampa Bay         $   48,000 $    920  $   --   $   30,579  $ --    $    920 $   30,579 $   31,499   $  8,719        8/76       N/A
Center..........
Retail Center
Tampa, FL
Salem Mall......      36,929    1,285      --       29,010    --       1,285     29,010     30,295      8,422       10/66       N/A
Retail Center
Dayton, OH
Governors
Square..........      28,115      --       --       30,288    --         --      30,288     30,288      3,926        8/79       N/A
 Retail Center
 Tallahassee, FL
Almeda Mall.....         --     4,641      --       24,961    --       4,641     24,961     29,602      6,132       10/68       N/A
 Retail Center
 Houston, TX
Gateway Commerce
Center #20......         --     6,200      --       22,279    --       6,200     22,279     28,479      3,350         N/A      8/93
 Industrial
 Building
 Columbia, MD
North Star......         --       168      --       28,063    --         168     28,063     28,231      6,761        9/60       N/A
 Retail Center
 San Antonio, TX
Augusta Mall....      21,314    1,601      --       26,117    --       1,601     26,117     27,718      4,530        8/78       N/A
 Retail Center
 Augusta, GA
Beachwood
Place...........      41,228    3,276      --       23,982    --       3,276     23,982     27,258      6,413        8/78       N/A
 Retail Center
 Beachwood, OH
Plymouth
Meeting.........      16,831      702      --       25,856    --         702     25,856     26,558     10,672        2/66       N/A
 Retail Center
 Plymouth
 Meeting, PA



                     LIFE ON
                      WHICH
                   DEPRECIATION
                    IN LATEST
                      INCOME
                   STATEMENT IS
  DESCRIPTION        COMPUTED
  -----------      ------------


Tampa Bay             Note 8
Center..........
Retail Center
Tampa, FL
Salem Mall......      Note 8
Retail Center
Dayton, OH
Governors
Square..........      Note 8
 Retail Center
 Tallahassee, FL
Almeda Mall.....      Note 8
 Retail Center
 Houston, TX
Gateway Commerce
Center #20......      Note 8
 Industrial
 Building
 Columbia, MD
North Star......      Note 8
 Retail Center
 San Antonio, TX
Augusta Mall....      Note 8
 Retail Center
 Augusta, GA
Beachwood
Place...........      Note 8
 Retail Center
 Beachwood, OH
Plymouth
Meeting.........      Note 8
 Retail Center
 Plymouth
 Meeting, PA

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Alexander &
Alexander
Building I......  $   22,469 $  1,000  $   --   $   25,021  $ --    $  1,000 $   25,021 $   26,021   $  4,989        9/87       N/A
 Office Building
 Baltimore, MD
Perimeter Mall..      25,791    3,006      --       22,682    --       3,006     22,682     25,688      5,574        8/71       N/A
 Retail Center
 Atlanta, GA
Exton Square....       8,683    3,173      --       22,054    --       3,173     22,054     25,227      7,481        3/73       N/A
Retail Center
Exton, PA
Ryland Group          21,000      856      --       24,280    --         856     24,280     25,136      2,877        6/92       N/A
Headquarters....
Office Building
Columbia, MD
The Gallery at           --       --       --       23,785    --         --      23,785     23,785      6,193        8/77       N/A
Market East.....
Retail Center
Philadelphia, PA
South Dekalb....         772    3,534      --       18,849    --       3,534     18,849     22,383      3,359        7/78       N/A
Retail Center
Decatur, GA
Willowbrook.....      33,750      853      --       20,818    --         853     20,818     21,671      7,100        9/69       N/A
Retail Center
Wayne, NJ
Franklin Park...      24,500      653      --       20,652    --         653     20,652     21,305      4,059        7/71       N/A
Retail Center
Toledo, OH
The Grand             12,633      --       --       20,447    --         --      20,447     20,447      8,457        8/82       N/A
Avenue..........
Retail Center
Milwaukee, WI

                               LIFE ON
                                WHICH
                             DEPRECIATION
                              IN LATEST
                                INCOME
                             STATEMENT IS
  DESCRIPTION                  COMPUTED
  -----------                ------------


Alexander &
Alexander
Building I......                Note 8
 Office Building
 Baltimore, MD
Perimeter Mall..                Note 8
 Retail Center
 Atlanta, GA
Exton Square....                Note 8
Retail Center
Exton, PA
Ryland Group
Headquarters....                Note 8
Office Building
Columbia, MD
The Gallery at
Market East.....                Note 8
Retail Center
Philadelphia, PA
South Dekalb....                Note 8
Retail Center
Decatur, GA
Willowbrook.....                Note 8
Retail Center
Wayne, NJ
Franklin Park...                Note 8
Retail Center
Toledo, OH
The Grand
Avenue..........                Note 8
Retail Center
Milwaukee, WI

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Columbia Inn....  $   20,333 $  1,384  $   --   $   18,994  $ --    $  1,384 $   18,994 $   20,378   $  5,792        6/72       N/A
Hotel
Columbia, MD
Mondawmin.......       6,519    2,251      --       17,509    --       2,251     17,509     19,760      5,755        1/78       N/A
Retail Center
Baltimore, MD
RWD Building....      11,544    2,596      --       16,038    --       2,596     16,038     18,634      5,017        7/86       N/A
Office Building
Columbia, MD
Blue Cross &
Blue Shield
Building II.....      14,000    1,000      --       16,616    --       1,000     16,616     17,616      2,141        8/90       N/A
 Office Building
 Baltimore, MD
Alexander &
Alexander
Building II.....      12,989      650      --       16,711    --         650     16,711     17,361      4,728       11/88       N/A
 Office Building
 Baltimore, MD

Eastfield Mall..       5,000    1,077      --       15,467    --       1,077     15,467     16,544      4,976        4/68       N/A
 Retail Center
 Springfield, MA
Highland Mall...       7,157       12      --       16,525    --          12     16,525     16,537      4,806        8/71       N/A
 Retail Center
 Austin, TX
Parkside........      11,940      463      --       15,064    --         463     15,064     15,527      2,644       11/89       N/A
 Office Building
 Columbia, MD
Midtown Square..         --       --       --       14,247    --         --      14,247     14,247      9,312       10/59       N/A
 Retail Center
 Charlotte, NC




                     LIFE ON
                      WHICH
                   DEPRECIATION
                    IN LATEST
                      INCOME
                   STATEMENT IS
  DESCRIPTION        COMPUTED
  -----------      ------------


Columbia Inn....      Note 8
Hotel
Columbia, MD
Mondawmin.......      Note 8
Retail Center
Baltimore, MD
RWD Building....      Note 8
Office Building
Columbia, MD
Blue Cross &
Blue Shield
Building II.....      Note 8
 Office Building
 Baltimore, MD
Alexander &
Alexander
Building II.....      Note 8
 Office Building
 Baltimore, MD

Eastfield Mall..      Note 8
 Retail Center
 Springfield, MA
Highland Mall...      Note 8
 Retail Center
 Austin, TX
Parkside........      Note 8
 Office Building
 Columbia, MD
Midtown Square..      Note 8
 Retail Center
 Charlotte, NC

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF        DATE
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION ACQUIRED
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ ----------- --------
                                                                          (IN THOUSANDS)

Gateway Commerce
Center #2.......  $      --  $  1,947  $   --   $   10,360  $ --    $  1,947 $   10,360 $   12,307   $  1,407         N/A      8/93
 Industrial
 Building
 Columbia, MD
30 Corporate
Center..........      12,917    1,160      --       10,461    --       1,160     10,461     11,621      3,512        4/86       N/A
 Office Building
 Columbia, MD
Amdahl
Building........       6,909      927      --       10,351    --         927     10,351     11,278      3,691        6/81       N/A
 Office Building
 Columbia, MD
Hickory Ridge          9,583      907      --       10,174    --         907     10,174     11,081      1,049        6/92       N/A
Village Center..
Village Center
Columbia, MD
American City          3,282      --       --       11,023    --         --      11,023     11,023      7,770        3/69       N/A
Building........
Office Building
Columbia, MD
Dorsey's Search       10,298      911      --        9,889    --         911      9,889     10,800      1,833        9/89       N/A
Village Center
 ................
Village Center
Columbia, MD
10 Corporate           4,937      733      --        7,957    --         733      7,957      8,690      3,157        9/81       N/A
Center..........
Office Building
Columbia, MD
King's
Contrivance
Village Center..       7,665    1,072      --        7,348    --       1,072      7,348      8,420      2,167        6/86       N/A
 Village Center
 Columbia, MD
Metro Plaza.....       1,129      202      --        7,932    --         202      7,932      8,134      2,980         N/A     12/82
 Retail Center
 Baltimore, MD

                               LIFE ON
                                WHICH
                             DEPRECIATION
                              IN LATEST
                                INCOME
                             STATEMENT IS
  DESCRIPTION                  COMPUTED
  -----------                ------------
Gateway Commerce
Center #2.......                Note 8
 Industrial
 Building
 Columbia, MD
30 Corporate
Center..........                Note 8
 Office Building
 Columbia, MD
Amdahl
Building........                Note 8
 Office Building
 Columbia, MD
Hickory Ridge                   Note 8
Village Center..
Village Center
Columbia, MD
American City                   Note 8
Building........
Office Building
Columbia, MD
Dorsey's Search                 Note 8
Village Center
 ................
Village Center
Columbia, MD
10 Corporate                    Note 8
Center..........
Office Building
Columbia, MD
King's
Contrivance
Village Center..                Note 8
 Village Center
 Columbia, MD
Metro Plaza.....                Note 8
 Retail Center
 Baltimore, MD

                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                      COST CAPITALIZED
                                   INITIAL COST TO      SUBSEQUENT TO     GROSS AMOUNT AT WHICH CARRIED
                                       COMPANY           ACQUISITION           AT DECEMBER 31, 1995
                                  ------------------ -------------------- -------------------------------
                                                                                   BUILDINGS
                                           BUILDINGS                                  AND                  ACCUMULATED    DATE OF
                         ENCUM-               AND                CARRYING           IMPROVE-               DEPRECIATION COMPLETION
                        BRANCES            IMPROVE-   IMPROVE-    COSTS              MENTS                     AND          OF
  DESCRIPTION           (NOTE 4)    LAND     MENTS     MENTS     (NOTE 2)   LAND    (NOTE 3)     TOTAL     AMORTIZATION CONSTRUTION
  -----------          ---------- -------- --------- ----------  -------- -------- ----------  ----------  ------------ -----------
                                                                               (IN THOUSANDS)

Investments in
unconsolidated
real estate
ventures........       $   21,811 $    --   $32,713  $   52,059   $ --    $    --  $   84,772  $   84,772         --      Various
Receivables
under finance
leases..........              --       --       --       81,632     --         --      81,632      81,632         --      Various
Other properties
and related
investments less
than 5% of
total...........           42,974    3,618      --       97,419     --       3,618     97,419     101,037      35,637     Various
                       ---------- --------  -------  ----------   -----   -------- ----------  ----------    --------
Total Operating
Properties......        2,001,015  158,964   32,713   2,814,679     --     185,265  2,821,091   3,006,356     519,319
                       ========== ========  =======  ==========   =====   ======== ==========  ==========    ========
Properties in
Development:
Arizona Center..              --       --       --       15,967     --         --      15,967      15,967         N/A         N/A
Developed/developable
land
under master
lease
Phoenix, AZ
Beachwood Place               --     1,149      --        9,326     --       1,149      9,326      10,475         --          N/A
Expansion.......
Expansion of
retail center
Beachwood, OH
White Marsh                   --     3,373    5,003         --      --       3,373      5,003       8,376         --          N/A
Expansion.......
Expansion of
retail center
Baltimore, MD
Pre-construction
costs--
Various
projects........              --       --       --       21,463     --         --      21,463      21,463         N/A         N/A
Pre-construction
reserve.........              --       --       --      (15,379)    --         --     (15,379)    (15,379)        N/A         N/A
Other projects,
less than 5% of
total...........            6,209   11,534      --        3,715     --      11,534      3,715      15,249         N/A         N/A
                       ---------- --------  -------  ----------   -----   -------- ----------  ----------    --------
Total Properties
in Development..            6,209   16,056    5,003      35,092     --      16,056     40,095      56,151
                       ---------- --------  -------  ----------   -----   -------- ----------  ----------    --------
Properties held
for sale, less
than 5% of
total...........              --       --       --       22,602     --         --      22,602      22,602         N/A     Various
                       ---------- --------  -------  ----------   -----   -------- ----------  ----------    --------



                                  LIFE ON
                                   WHICH
                                DEPRECIATION
                                 IN LATEST
                                   INCOME
                         DATE   STATEMENT IS
  DESCRIPTION         ACQUIRED   COMPUTED
  -----------         --------- ------------


Investments in
unconsolidated
real estate
ventures........       Various     Note 8
Receivables
under finance
leases..........       Various     Note 8
Other properties
and related
investments less
than 5% of
total...........       Various     Note 8

Total Operating
Properties......

Properties in
Development:
Arizona Center..           N/A     Note 8
Developed/developable
land
under master
lease
Phoenix, AZ
Beachwood Place            N/A     Note 8
Expansion.......
Expansion of
retail center
Beachwood, OH
White Marsh               8/95     Note 8
Expansion.......
Expansion of
retail center
Baltimore, MD
Pre-construction
costs--
Various
projects........           N/A        N/A
Pre-construction
reserve.........           N/A        N/A
Other projects,
less than 5% of
total...........           N/A        N/A

Total Properties
in Development..

Properties held
for sale, less
than 5% of
total...........       Various        N/A


                       THE ROUSE COMPANY AND SUBSIDIARIES

               REAL ESTATE AND ACCUMULATED DEPRECIATION (NOTE 1)

                               DECEMBER 31, 1995

                                                 COST CAPITALIZED
                              INITIAL COST TO      SUBSEQUENT TO    GROSS AMOUNT AT WHICH CARRIED
                                  COMPANY           ACQUISITION          AT DECEMBER 31, 1995
                             ------------------ ------------------- ------------------------------
                                                                             BUILDINGS
                                      BUILDINGS                                 AND                ACCUMULATED    DATE OF
                    ENCUM-               AND               CARRYING           IMPROVE-             DEPRECIATION COMPLETION
                   BRANCES            IMPROVE-   IMPROVE-   COSTS              MENTS                   AND          OF
  DESCRIPTION      (NOTE 4)    LAND     MENTS     MENTS    (NOTE 2)   LAND    (NOTE 3)    TOTAL    AMORTIZATION CONSTRUTION
  -----------     ---------- -------- --------- ---------- -------- -------- ---------- ---------- ------------ -----------
                                                                          (IN THOUSANDS)

Land held for
development and
sale:
Columbia........  $   12,633 $ 53,000  $   --   $   55,714  $ --    $108,714 $      --  $  108,714        N/A         N/A
 Land in various
 stages
 of development
 Columbia, MD
Canyon Springs..         --    16,000      --        8,716    --      24,716        --      24,716        N/A         N/A
 Land held for
 development
 Riverside
 County, CA
Other
properties, less
than 5%
of total........         --       738      --          --     --         738        --         738        N/A         N/A
                  ---------- --------  -------  ----------  -----   -------- ---------- ----------   --------
Total land held
for development
and sale........      12,633   69,738      --       64,430    --     134,168        --     134,168        N/A         N/A
                  ---------- --------  -------  ----------  -----   -------- ---------- ----------   --------
Total Property..  $2,019,857 $244,758  $37,716  $2,936,803  $ --    $335,489 $2,883,788 $3,219,277   $519,319
                  ========== ========  =======  ==========  =====   ======== ========== ==========   ========


                            LIFE ON
                             WHICH
                          DEPRECIATION
                           IN LATEST
                             INCOME
                   DATE   STATEMENT IS
  DESCRIPTION    ACQUIRED   COMPUTED
  -----------  ---------- ------------


Land held for
development and
sale:
Columbia.......     9/85      N/A
 Land in various
 stages
 of development
 Columbia, MD
Canyon Springs.     7/89      N/A
 Land held for
 development
 Riverside
 County, CA
Other
properties, less
than 5%
of total.......  Various      N/A

Total land held
for development
and sale.......  Various      N/A

Total Property.


--------
Notes:
(1) Reference is made to notes 2, 3, 4, 5, 6, 7, 11, 15 and 18 to the consolidated financial statements. Land was generally acquired one to three years before completion of construction.

(2) The determination of these amounts is not practicable and, accordingly, they are included in improvements.

(3) Buildings and improvements include deferred costs of $118,930,000 at December 31, 1995.

(4) Encumbrances on office buildings are included in operating property encumbrances.

(5) The changes in total cost of properties for the years ended December 31, 1995, 1994 and 1993 are as follows (in thousands):

                                               1995        1994        1993
                                            ----------  ----------  ----------
   Balance at beginning of year...........  $3,144,015  $3,010,195  $2,827,379
   Additions, at cost.....................      73,155      88,260      88,973
   Cost of properties acquired............      78,605      93,705     106,048
   Additions to land held for development
    and sale..............................      16,091      16,270      21,388
   Cost of land sales.....................     (14,214)    (15,804)    (16,270)
   Retirements, sales and other
    dispositions..........................     (75,787)    (30,049)    (21,307)
   Additions to pre-construction reserve..      (3,800)     (3,400)     (2,900)
   Receivables under finance leases, net..         224        (632)      8,061
   Investments in unconsolidated real
    estate ventures, net..................      16,577     (12,317)      4,255
   Provision for loss on operating
    properties............................     (15,589)     (2,212)     (5,432)
                                            ----------  ----------  ----------
   Balance at end of year.................  $3,219,277  $3,144,015  $3,010,195
                                            ==========  ==========  ==========

   In 1995 non-cash consideration in the form of purchase money loans was given in acquisitions of properties and investments in unconsolidated real estate ventures of $64,175,000 and $21,811,000, respectively.

(6) The changes in accumulated depreciation and amortization for the years ended December 31, 1995, 1994 and 1993 are as follows (in thousands):

                                                   1995      1994      1993
                                                 --------  --------  --------
   Balance at beginning of year................. $490,158  $429,070  $375,903
   Depreciation and amortization charged to op-
    erations....................................   73,062    74,186    70,200
   Retirements, sales and other, net............  (43,901)  (13,098)  (17,033)
                                                 --------  --------  --------
   Balance at end of year....................... $519,319  $490,158  $429,070
                                                 ========  ========  ========

(7) The aggregate cost of properties for Federal income tax purposes is approximately $3,334,400,000 at December 31, 1995.

(8) Reference is made to note 2(c) to the consolidated financial statements for information related to depreciation.

(9) Reference is made to note 15 to the consolidated financial statements for information related to provisions for losses on real estate assets.